Exhibit 23.1


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K into the Company's previously filed registration statements (33-56866) on Form S-8.






                                    ARTHUR ANDERSEN LLP



Atlanta, Georgia
March 15, 1996

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